SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 11, 2002
                                                           -------------

                       RACING CHAMPIONS ERTL CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction or incorporation)

       0-22635                                                 36-4088307
----------------------                                  ------------------------
(Commission File                                         (I.R.S. Employer I.D.
     Number)                                                     Number)


    800 Roosevelt Road,
   Building C, Suite 320
      Glen  Ellyn,  IL                                           60137
-------------------------------                         ------------------------
(Address of Principal Executive                               (Zip Code)
          Offices)

                                 (630) 790-3507
              ----------------------------------------------------
              (Registrant's telephone number; including area code)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.
-----------------------------------------------------------

     On June 11, 2002, Racing Champions Ertl Corporation (the "Company") notified Arthur Andersen LLP ("Arthur Andersen") that the Company has discontinued its engagement of Arthur Andersen as its auditors. The decision to discontinue the engagement of Arthur Andersen was recommended by the Company's Audit Committee and approved by its Board of Directors. The Audit Committee has received proposals from several independent accountants to serve as the Company's new auditors for fiscal 2002. The Company anticipates that the process of retaining new auditors will be completed before June 30, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and through June 11, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 17, 2002, stating its agreement with such statements.


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
Item  7.  Financial  Statements  and  Exhibits.
----------------------------------------------

     (a)     Financial  statements  of  business  acquired.

             Not  applicable.

     (b)     Pro  forma  financial  information.

             Not  applicable.

     (c)     Exhibits

             16.1--Letter of Arthur Andersen LLP dated June 17, 2002, concerning change in certifying accountants.



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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Racing Champions Ertl Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RACING  CHAMPIONS  ERTL  CORPORATION
Date:  June  17,  2002
                                       BY  /s/ Jody L. Taylor
                                         ---------------------------------------
                                         Jody L. Taylor, Chief Financial Officer
                                                     and Secretary


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